UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                      March 31, 2006
Enesco Group, Inc.

(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Windsor Drive, Itasca, IL	60143

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code                     (630) 875-5300
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 31, 2006, Enesco Group, Inc. entered into an eleventh amendment to its existing U.S. credit facility, effective March 31, 2006. This amendment reset Enesco’s 2006 cumulative minimum monthly EBITDA covenants effective January 30, 2006 based on its reforecast and reduced the credit facility commitments from $75.0 million to $70.0 million effective between the eleventh amendment date and January 1, 2007. In addition, unless the outstanding loans and letters of credits under the existing U.S. credit facility are paid in full prior to the dates described below, the eleventh amendment accelerated by one month the fees payable per the tenth amendment which were to be due May 1, 2006 and June 1, 2006. Accordingly, the total fee payable April 1, 2006 is $1,025,000 and, unless the outstanding loans and letters of credit are paid in full prior to May 1, 2006, the fee payable May 1, 2006 is $750,000. The monthly fee of 0.10% of the highest loan amount outstanding during the preceding month will increase to 0.20% on May 1, 2006, rather than June 1, 2006 as per the tenth amendment, and will continue until the Facility Termination Date.
The eleventh amendment to the credit facility is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On March 31, 2006, Enesco Group, Inc. issued a press release regarding its fourth quarter 2005 and year-end earnings. The press release is furnished as Exhibit 99.2 and is incorporated herein by reference.
Item 8.01 Other Events.
On December 14, 2005, Enesco Group, Inc. signed a commitment letter with LaSalle Business Credit, LLC to arrange a new $75 million senior secured credit facility, which is to replace the existing credit facility with Bank of America, as successor to Fleet National Bank, and LaSalle Bank National Association. Under the letter, the commitment was to close on the new credit facility on or before January 31, 2006. Enesco received subsequent modifications to its commitment letter from LaSalle Business Credit, LLC, extending the expiration dates from January 31, 2006 to March 31, 2006.
On March 31, 2006, Enesco received a modification to its commitment letter from LaSalle Business Credit, LLC, extending the expiration date from March 31, 2006 to April 30, 2006.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Eleventh Amendment, dated as of March 31, 2006, by and among Enesco Group, Inc.; Bank of America, N.A., as Agent; and LaSalle Bank National Association.

99.2	Press Release, dated March 31, 2006, regarding Enesco’s fourth quarter 2005 and year-end earnings.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.
(Registrant)

Date: March 31, 2006	By:	/s/ Charles E. Sanders
Charles E. Sanders
Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Eleventh Amendment, dated as of March 31, 2006, by and among Enesco Group, Inc.; Bank of America, N.A., as Agent; and LaSalle Bank National Association.

99.2	Press Release, dated March 31, 2006, regarding Enesco’s fourth quarter 2005 and year-end earnings.